SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                              ____________________

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                      February 17, 2004 (February 9, 2004)



                            Sport Supply Group, Inc.
                            ________________________
             (Exact name of registrant as specified in its charter)



           Delaware                      001-10704               75-2241783
_______________________________    ______________________       ____________
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
         incorporation)                                      Identification No.)


                               1901 Diplomat Drive
                           Farmers Branch, Texas 75234
               (Address of principal executive offices) (Zip Code)



               Registrant's telephone number, including area code:
                                 (972) 484-9484

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Item 8.  Change in Fiscal Year.

      On February 9, 2004, the Board of Directors of Sport Supply Group, Inc., a Delaware corporation (the "Company"), adopted a resolution approving a change of the Company's fiscal year. Previously, the Company maintained a 52/53 week fiscal year ending on the last Friday in March of each year. The Company will now maintain a fiscal year beginning on April 1 of each year and ending on March 31 the following year. In connection with this change, the Company will now maintain fiscal quarters ending on June 30, September 30, December 31 and March 31 of each year. This change will not affect or be reflected in the Company's Quarterly Report on Form 10-Q for the quarterly period ended December 26, 2003 or the Company's Annual Report on Form 10-K for the fiscal year ending March 26, 2004. The first report affected by this change will be the Company's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2004, which report shall cover the transition period from March 26, 2004 through March 31, 2004. This change does not require the filing of a separate transition report.

                                   SIGNATURES
                                   __________



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


    Dated: February 17, 2004            SPORT SUPPLY GROUP, INC.


                                        By:_____________________________________
                                             Robert K. Mitchell
                                             Chief Financial Officer